UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: September 5, 2008


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-27485                               84-1491159
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                10200 W. 44th Avenue, Wheat Ridge, Colorado 80033
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               (Address of Principal Executive Offices) (Zip Code)



                                  (303)940-2090
                                  -------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     Sun River announces that it has executed a Farmout Agreement with Myriad Resources, Inc. on approximately 17,000 acres of its northern New Mexico property. The Farmout will provide a checkerboard pattern on about 11,000 acres and alternating half mile wide strips on approximately 3,000 acres. The Farmout contemplates testing through the Pierre Shale and requires drilling on or before June 1, 2009 with additional wells each 120 days thereafter.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           SUN RIVER ENERGY, INC.


     By:      /s/ Wesley F. Whiting
              ---------------------------
                  Wesley F. Whiting, President


                                                        Date: September 5, 2008